SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: January 14, 2004

(Date of earliest event reported)

INTUITIVE SURGICAL, INC.

(exact name of registrant as specified in its charter)

Delaware	Commission File Number:	77-0416458
(State or other jurisdiction of incorporation or organization)	000-30713	(I.R.S. Employer Identification No.)

950 Kifer Road
Sunnyvale, California 94086
(Address of Principal executive offices, including zip code)

(408) 523-2100

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Required FD Disclosure.

On January 14, 2004, Intuitive Surgical, Inc., (the “Company”) issued a press release announcing the settlement of pending litigation. Attached hereto as Exhibit 99.1 is the Company’s press release dated January 14, 2004.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

99.1	Press Release issued by the Company, dated January 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

INTUITIVE SURGICAL, INC.

Date: January 14, 2004	By:	/s/ Lonnie M. Smith

Name: Lonnie M. Smith
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company, dated January 14, 2004.